UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016 (January 8, 2016)

GENVEC, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	000-24469 (Commission File Number)	23-2705690 (I.R.S. Employer Identification No.)

910 Clopper Road, Suite 220N Gaithersburg, Maryland	20878 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (240) 632-0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 Other Events.

                        On January 8, 2016, Novartis notified GenVec that it was pausing enrollment in the clinical trial of CGF166 to conduct a safety review of patient data, based on the recommendation of the trial’s data safety monitoring board. The trial will continue to collect new safety and efficacy data on patients currently enrolled in the study.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: January 11, 2016	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer